SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)  September 11, 2002
                                                          --------------------

                         MMCA Auto Owner Trust 2001-4
                      (Issuer with respect to the Notes)
                          MMCA Auto Receivables Trust
                 (Originator of MMCA Auto Owner Trust 2001-4)
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
 ---------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

 ---------------------------------------------------------------------------

        333-71884                                     33-0869011
-------------------------                     ---------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


6363 Katella Avenue, Cypress, California                 90630-5205
  -----------------------------------                -----------------
(Address of Principal Executive Offices)                 (Zip Code)


                                (714) 236-1615
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
          ---------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         The Registrant is filing amended forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit No.        Document Description
-----------        --------------------

   4.1             Amended and Restated Sale and Servicing Agreement

   4.2             Amended and Restated Indenture

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MMCA Auto Receivables Trust



By: /s/ Hideyuki Kitamura
    -------------------------------
       Name: Hideyuki Kitamura
       Title: Secretary & Treasurer


MMCA Auto Receivables Trust,
     as originator of MMCA Auto Owner
     Trust 2001-4



By: /s/ Hideyuki Kitamura
    -------------------------------
       Name: Hideyuki Kitamura
       Title: Secretary & Treasurer


Dated:  September 11, 2002

                              INDEX TO EXHIBITS



                                                                    Sequential
Exhibit No.   Document Description                                  Page No.
-----------   --------------------                                  -----------

  4.1         Amended and Restated Sale and Servicing Agreement

  4.2         Amended and Restated Indenture